UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
May 21, 2007 (May 17, 2007)
Date of Report (Date of earliest event reported)
GOODRICH PETROLEUM CORPORATION
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	001-7940 (Commission File Number)	76-0466193 (IRS Employer Identification Number)
808 Travis Street, Suite 1320
Houston, Texas 77002
(Address of principal executive offices, including zip code)
(713) 780-9494
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Compensatory Arrangement of Certain Officers
     On May 17, 2007, Goodrich Petroleum Corporation (the “Company”) amended its existing severance agreements with Walter G. Goodrich, Robert C. Turnham, Jr., David R. Looney, Mark E. Ferchau, and James B. Davis (the “Executives”), in each case to add the following definition:
     “Change in Duties” shall mean the occurrence, on or within 18 months after the date upon which a Change of Control occurs, of any one or more of the following:
     (1) a reduction in the duties or responsibilities of a Covered Executive from those applicable to him immediately prior to the date on which the Change of Control occurs;
     (2) a reduction in a Covered Executive’s current Annual Rate of Total Compensation; or
     (3) a change in the location of a Covered Executive’s principal place of employment by more than 50 miles from the location where he was principally employed immediately prior to the date on which the Change of Control occurs, unless such relocation is agreed to in writing by the Covered Executive; provided, however, that a relocation scheduled prior to the date of the Change of Control shall not constitute a Change in Duties.
     The second amendments to severance agreements between the Company and the Executives are filed as Exhibit 10.1 through 10.5 to this current report, and the above description of the terms of the second amendments to the severance agreements is qualified in its entirety by reference to such exhibits.
Item 9.01. Financial Statements and Other Exhibits
     (d) Exhibits

Exhibit No.	Description

10.1	Second Amendment to Severance Agreement between the Company and Walter G. Goodrich, effective May 17, 2007.

10.2	Second Amendment to Severance Agreement between the Company and Robert C. Turnham, Jr., effective May 17, 2007.

10.3	Second Amendment to Severance Agreement between the Company and David R. Looney, effective May 17, 2007.

10.4	Second Amendment to Severance Agreement between the Company and Mark E. Ferchau, effective May 17, 2007.

10.5	Second Amendment to Severance Agreement between the Company and James B. Davis, effective May 17, 2007.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GOODRICH PETROLEUM CORPORATION (Registrant)
/s/ David R. Looney
David R. Looney
Executive Vice President & Chief Financial Officer

Dated: May 21, 2007

EXHIBIT INDEX

Exhibit No.	Description

10.1	Second Amendment to Severance Agreement between the Company and Walter G. Goodrich, effective May 17, 2007.

10.2	Second Amendment to Severance Agreement between the Company and Robert C. Turnham, Jr., effective May 17, 2007.

10.3	Second Amendment to Severance Agreement between the Company and David R. Looney, effective May 17, 2007.

10.4	Second Amendment to Severance Agreement between the Company and Mark E. Ferchau, effective May 17, 2007.

10.5	Second Amendment to Severance Agreement between the Company and James B. Davis, effective May 17, 2007.